                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 8, 2005
                                                         ----------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-16084                 23-2451943
----------------------------           ------------          ------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

90-92 Main Street, Wellsboro, PA                                   16901
----------------------------------------                          ---------
(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                              --------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 8, 2005, Matthew Prosseda, Executive Vice President and Director of Lending of Citizens & Northern Bank, announced his resignation, effective February 25, 2005.

 In an announcement to employees on February 9, 2005, Craig Litchfield, Citizens & Northern Corporation's Chairman, President and Chief Executive Officer stated, "Matt Prosseda tendered his resignation and will be leaving C&N to take a similar job with the First National Bank of Berwick. As many of you know, Matt and his wife Cindy were both raised in the Berwick area where their families still reside. Matt has indicated that his decision to accept the position was motivated by his desire to return to his hometown. I sadly accepted his resignation and requested that he remain with us until February 25th to assist in an orderly transition. Matt joined C&N over 10 years ago and has made a significant contribution toward our commercial lending initiative. It is always with regret that we see our team members and friends depart. We will miss Matt, but we wish him and his family much happiness and success in this new chapter of their lives."

Litchfield also announced the organization will advertise for a replacement for the position.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  2/14/05                              By: Craig G. Litchfield /s/
                                                --------------------------------
                                                Name:  Craig G. Litchfield
                                                Title: Chairman, President and
                                                       Chief Executive Officer




                                       2